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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 14, 1996


                             ON Technology Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                                  0-26376                04-3162846
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(State or other jurisdiction      (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

 One Cambridge Center, Cambridge, MA                                  02142
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:       (617) 374-1400
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                                Not Applicable
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             (Former name or address, if changed since last report)


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                           ON TECHNOLOGY CORPORATION
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Item 5.                 Other Events
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                    (a)  Attached hereto is a copy of the Registrant's press
                         release relating to the Registrant's reorganization and restructuring of its operations.



                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ON TECHNOLOGY CORPORATION



                              By:   /s/ Christopher A. Risley
                                    ________________________________________
                                    Christopher A. Risley
                                    President and Chief Executive Officer


Dated:  August 14, 1996


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                                 EXHIBIT INDEX
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(a)  Copy of the Registrant's press release relating to the Registrant's reorganization and restructuring of its operations.